UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-2653

DREYFUS BOND FUNDS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	8/31
Date of reporting period:	8/31/04

FORM N-CSR
Item 1.	Reports to Stockholders.

Dreyfus
Municipal	Bond
Fund

ANNUAL REPORT August 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
24	Financial Highlights
25	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Important Tax Information
33	Board Members Information
35	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Municipal
Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Municipal Bond Fund covers the 12-month period from September 1, 2003, through August 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Paul Disdier.

The U.S. economy alternated between signs of strength and weakness during the reporting period, causing heightened volatility in the municipal bond market. Although the Federal Reserve Board twice raised short-term interest rates toward the end of the reporting period, municipal bond prices have generally held up better than many analysts expected, as investors apparently have revised their economic expectations in response to the situation in Iraq, higher energy prices and some disappointing labor statistics.

Recent market volatility and the move to a less accommodative monetary policy may be signaling the beginning of a new phase in the economic cycle.At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

The Dreyfus Corporation September 15, 2004
2

DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Senior Portfolio Manager

How did Dreyfus Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund achieved a total return of 7.20% .1The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 7.11% for the same period.2 In addition, the average total return for all funds reported in the Lipper General Municipal Debt Funds category was 6.44% .3

Municipal bond prices rose in the closing months of 2003 as the market recovered from a sharp sell-off during the previous summer, but tax-exempt securities made little headway over the first eight months of 2004.The fund produced a higher return than its Index and Lipper category average, primarily due to its duration management and yield-curve positioning strategies, which enabled the fund to take full advantage of market rallies during periods of economic uncertainty.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax.The fund will invest at least 75% of its assets in municipal bonds rated A or better or the unrated equivalent as determined by Dreyfus. The fund may invest up to 25% of its assets in municipal bonds rated below A or the unrated equivalent as determined by Dreyfus, including bonds rated below investment-grade quality (“high-yield” or “junk” bonds).The dollar-weighted average maturity of the fund’s portfolio is not restricted, but normally exceeds 10 years.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

environment and the municipal bond’s potential volatility in different rate environments.The portfolio manager focuses on bonds with the potential to offer attractive current income or that are trading at attractive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or premium bonds will change along with the portfolio manager’s changing views of the current interest-rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

The reporting period began in the wake of one of the most severe six-week declines in the municipal bond market’s history, and bond prices gradually recovered over the next four months as U.S. labor markets remained sluggish and inflation remained low. Because we had positioned the fund for a market recovery in the wake of the previous summer’s decline, the fund posted above-average returns during the first half of the reporting period.

Soon after 2004 began, however, many investors began to look forward to stronger economic growth and became concerned that long-dormant inflationary pressures might resurface, which they believed would hurt bond prices. Our analysis of economic and market conditions resulted in a generally neutral average duration position and a more intent focus on intermediate-term bonds, where we believed values were most attractive.This strategy held back the fund’s performance over the short term, when stronger economic data and unexpected employment gains caused bond prices to fall in the early spring. Bonds in the intermediate-term part of the maturity spectrum were particularly hard-hit as non-traditional institutional investors and hedge funds attempted to profit from heightened price volatility.

Soon thereafter, however, new data showed that economic growth was weaker than many expected, and the market generally rallied through

4

the summer. Because it was positioned for a rally, the fund’s performance strengthened through the end of the reporting period.

What is the fund’s current strategy?

Although the Federal Reserve Board began raising short-term interest rates in late June, new data released toward the end of the reporting period indicated that the U.S. economy remained sluggish. In addition, given the impact of higher energy prices and a softer economic picture, we became less concerned about significant hikes in the federal funds rate and other short-term interest rates.Accordingly, we adopted a somewhat more constructive investment posture, extending the fund’s average duration to a range we considered slightly longer than industry averages. In addition, we shifted the fund’s focus from bonds in the intermediate-term range toward those with maturities of approximately 20 years. This change was designed to capture higher yields from longer-term securities and to position the fund for potential capital appreciation over time. Finally, we increased the fund’s holdings of higher-yielding bonds that seemed to us to be attractively valued, including bonds issued by hospitals, industrial development agencies and the state of California.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through November 30, 2004, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s return would have been lower.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3 SOURCE: Lipper Inc.

The Fund 5

FUND PERFORMANCE
Average Annual Total Returns	as of 8/31/04
	1 Year	5 Years	10 Years

Fund	7.20%	5.21%	5.07%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Municipal Bond Fund on 8/31/94 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Municipal Bond Fund from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2004

Expenses paid per $1,000 †	$ 3.38
Ending value (after expenses)	$1,004.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2004

Expenses paid per $1,000 †	$ 3.40
Ending value (after expenses)	$1,021.77

† Expenses are equal to the fund’s annualized expense ratio of .67%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS August 31, 2004
	Principal
Long-Term Municipal Investments—98.7%	Amount ($)	Value ($)

Alabama—3.1%
Alabama Housing Finance Authority, SFMR:
6.45%, 10/1/2025	1,935,000	1,986,277
6.10%, 10/1/2027	3,815,000	3,961,954
Alabama Industrial Development Authority, SWDR
(Pine City Fiber Co.) 6.45%, 12/1/2023	4,900,000	4,924,598
Alabama Public School and College Authority:
9.175%, 7/1/2015	11,760,000 [a,b]	14,567,465
(Capital Improvement)
5.50%, 7/1/2019	29,250,000	32,566,657
Courtland Industrial Development Board, EIR
(International Paper Co.)
6.25%, 8/1/2025	8,000,000	8,380,640
Alaska—1.8%
Alaska, General Purpose
5.25%, 8/1/2009 (Insured; FSA)	11,720,000	13,070,613
Alaska Energy Authority, Power Revenue (Bradley Lake)
6%, 7/1/2017 (Insured; FSA)	5,730,000	6,842,537
Alaska Housing Finance Corp.
9.895%, 12/1/2019	10,000,000 [a,b]	10,953,200
Anchorage, Electric Utility Revenue
6.50%, 12/1/2015 (Insured; MBIA)	6,135,000	7,674,701
Arizona—2.3%
Maricopa County Pollution Control Corp., PCR
(Southern California Edison Co.)
2.90%, 3/2/2009	14,500,000	14,198,400
The Industrial Development Authority of the County of
Apache, PCR (Tucson Electric Power Co. Project):
5.85%, 3/1/2028	7,750,000	7,671,957
5.875%, 3/1/2033	28,570,000	28,162,020
California—10.4%
California:
Economic Recovery:
5%, 7/1/2016	14,500,000	15,515,290
5%, 7/1/2017	15,000,000	15,985,200
GO:
1.98%, 2/3/2005	10,000,000	10,000,000
5.50%, 4/1/2028	11,260,000	11,994,715
5.50%, 4/1/2030	5,000,000	5,311,500

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

California (continued)
California Department of Water Resource, Revenue:
Power Supply:
5.25%, 5/1/2011 (Insured; FSA)	12,000,000	13,464,240
5.125%, 5/1/2019 (Insured; FGIC)	21,090,000	22,689,255
5.125%, 5/1/2019	20,500,000	21,810,770
Water (Central Valley Project):
5%, 12/1/2010	12,120,000	13,531,859
5.50%, 12/1/2016	7,670,000	8,654,828
California Public Works Board, LR:
(Department of Mental Health-Coalinga)
5.125%, 6/1/2029	7,000,000	7,052,850
(Various University of California Projects)
5.50%, 6/1/2014	9,750,000	11,040,120
California Statewide Communities
Development Authority (Kaiser Permanente)
2.30%, 4/1/2034	10,000,000	9,989,100
Chula Vista, Industrial Development Revenue
(San Diego Gas and Electric)
5.50%, 12/1/2021	10,000,000	10,535,000
Golden State Tobacco Securitization Corp.,
Enhanced Tobacco Settlement Asset—Backed Bonds:
5.50%, 6/1/2033 (Insured; FGIC)	14,000,000	14,987,700
5.50%, 6/1/2043	28,495,000	29,278,897
Colorado—.1%
Denver Convention Center Hotel Authority,
Convention Center Hotel, Senior Revenue
5%, 12/1/2033	2,250,000	2,280,622
Connecticut—1.3%
Connecticut Resource Recovery Authority
(American Fuel Co. Project)
6.45%, 11/15/2022	7,325,000	7,500,067
Mashantucket Western Pequot Tribe,
Special Revenue:
6.40%, 9/1/2011 (Prerefunded 9/1/2007)	9,170,000 [b,c]	10,264,256
6.40%, 9/1/2011	9,330,000 [b]	10,008,198
Delaware—.2%
Delaware Housing Authority, Senior SFMR
6.45%, 1/1/2026	3,210,000	3,230,640

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

District of Columbia—.5%
District of Columbia Tobacco Settlement Financing Corp.
6.50%, 5/15/2033	11,750,000		10,579,935
Florida—4.0%
Florida Board of Education
Capital Outlay (Public Education)
5.50%, 6/1/2016	12,000,000		13,346,160
Florida Department of Environmental Protection, Revenue
5.75%, 7/1/2013 (Insured; FGIC)	10,270,000		11,768,393
Florida Division Bond Finance Department, General
Services Revenue (Environmental
Protection-Preservation 2000)
5.50%, 7/1/2008 (Insured; FSA)	9,500,000		10,570,270
Gainesville Utilities System, Revenue
5%, 10/1/2009 (Insured; FSA)	6,295,000		6,957,801
Orange County, Health Facilities Authority, Revenue
(Orlando Regional Healthcare)
6%, 12/1/2028	2,090,000		2,211,722
Orlando Utilities Commission,
Water and Electric Revenue
6.75%, 10/1/2017	15,875,000		20,034,885
Palm Beach County, Public Improvement Revenue
(Convention Center Project)
5%, 11/1/2011 (Insured; FGIC)	10,000,000		10,948,400
Tampa, Utility Tax and Special Revenue
5.75%, 10/1/2013 (Insured; AMBAC)	9,100,000		10,692,773
Georgia—3.4%
Chatham County Hospital Authority,
Revenue Improvement
(Memorial Health University)
5.75%, 1/1/2029	4,000,000		4,168,240
Fulton County Facilities Corp., COP
(Fulton County, Georgia Public Purpose Project)
5.50%, 11/1/2018 (Insured; AMBAC)	11,630,000		13,023,390
Georgia:
5.80%, 11/1/2014 (Prerefunded 11/1/2009)	19,580,000	[c]	22,837,329
5.80%, 11/1/2015 (Prerefunded 11/1/2009)	20,000,000	[c]	23,327,200
Milledgeville-Baldwin County Development
Authority, Revenue (Georgia College and
State University Foundation)
5.625%, 9/1/2030	4,000,000		4,110,760

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Georgia (continued)
Private Colleges and Universities Authority, Revenue
(Mercer University Project)
5.75%, 10/1/2031	6,000,000	6,216,420
Hawaii—.8%
Hawaii 5.80%, 9/1/2015 (Insured; FSA)
(Prerefunded 9/1/2009)	14,000,000 [c]	16,143,260
Idaho—.7%
Idaho Housing Agency, Multi-Family Housing
6.70%, 7/1/2024	10,050,000	10,260,648
Power County Industrial Development Corp.,
SWDR (FMC Corp. Project)
6.45%, 8/1/2032	4,750,000	4,874,925
Illinois—4.2%
Cook County 5.50%, 11/15/2012 (Insured; FGIC)
(Prerefunded 5/15/2011)	12,000,000 [c]	13,712,280
Illinois Development Finance Authority, PCR
(Central Illinois Public Service Co.)
6.375%, 1/1/2028	16,450,000	16,465,627
Illinois Educational Facilities Authority, Revenue
(Illinois Institute of Technology)
6.875%, 12/1/2015 (Insured; AGIC)	7,250,000	7,479,753
Illinois Finance Authority, Revenue
(Northwestern Memorial Hospital)
5.50%, 8/15/2043	22,310,000	22,882,028
Illinois Health Facilities Authority, Revenue
(Advocate Health Care Network)
6.125%, 11/15/2022	10,000,000	11,075,800
Illinois Housing Development Authority:
Multi-Family Housing (Lawndale Redevelopment Project)
6.90%, 12/1/2026 (Insured; FHA)	8,750,000	9,055,200
(Multi-Family Program) 6.75%, 9/1/2021	8,750,000	8,825,163
Indiana—.6%
Indiana Transportation Finance Authority,
Highway Revenue
5.75%, 12/1/2021 (Insured; FGIC)	10,000,000	11,881,200
Iowa—.1%
Iowa Finance Authority, SFMR
(Mortgage Backed Securities Program)
6.65%, 7/1/2028	2,745,000	2,810,715

The Fund 11

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Kansas—1.0%
Wichita, Hospital Revenue Facilities Improvement
(Christi Health System)
5.50%, 11/15/2026	7,000,000	7,220,780
Wyandotte County Kansas City, Unified Government
Utility System Revenue 5.60%, 9/1/2023	12,010,000	13,717,342
Kentucky—.7%
City of Ashland, Sewage and Solid Waste Revenue
(Ashland Inc. Project) 7.125%, 2/1/2022	5,170,000	5,333,217
Mount Sterling, LR (Kentucky League Cities Funding)
6.10%, 3/1/2018	7,955,000	9,492,224
Louisiana—.7%
Parish of West Feliciana, PCR (Gulf States Utilities-I)
7.70%, 12/1/2014	14,000,000	14,173,460
Maryland—.7%
Community Development Administration, Department of
Housing and Community Development State of Maryland
10.095%, 7/1/2039	5,000,000 [a,b]	5,388,650
Maryland Economic Development Corp, Student Housing
Revenue (Frostburg State University Project)
6.25%, 10/1/2033	8,580,000	8,937,014
Massachusetts—2.7%
Massachusetts 10.233%, 2/1/2015	10,000,000 [a,b]	13,110,700
Massachusetts Housing Finance Agency, Revenue:
Housing:
6.50%, 7/1/2025 (Insured; AMBAC)	3,580,000	3,686,505
6.60%, 1/1/2037 (Insured; AMBAC)	6,135,000	6,310,645
Single Family Housing:
7.125%, 6/1/2025	2,810,000	2,812,754
6.65%, 12/1/2027	1,755,000	1,806,246
Massachusetts Municipal Wholesale Electric Co.,
Power Supply System Revenue (Nuclear Project
Number 4 Issue):
5%, 7/1/2007 (Insured; MBIA)	12,755,000	13,765,068
5.25%, 7/1/2013 (Insured; MBIA)	10,000,000	11,179,700
Massachusetts Special Obligation
Dedicated Tax, Revenue
5.25%, 1/1/2024 (Insured; FGIC)	5,000,000	5,328,050
Michigan—3.7%
The Economic Development Corp. of the County of Gratiot,
Limited Obligation EDR (Danly Die Set Project)
7.625%, 4/1/2007	3,200,000	3,182,016

12

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Michigan (continued)
Michigan Building Authority, Revenue
(Facilities Program):
5%, 10/15/2007 (Insured; FSA)	6,000,000		6,520,380
5%, 10/15/2008 (Insured; FSA)	5,000,000		5,488,050
5%, 10/15/2009 (Insured; FSA)	20,000,000		22,104,600
Michigan Hospital Finance Authority:
HR (Genesys Health System Obligated Group):
8.125%, 10/1/2021 (Prerefunded 10/1/2005)	15,000,000	[c]	16,347,000
7.50%, 10/1/2027 (Prerefunded 10/1/2005)	15,300,000	[c]	16,278,282
Revenue (Oakwood Obligated Group)
5.50%, 11/1/2016	8,165,000		8,757,616
Minnesota—.9%
Minneapolis and Saint Paul Metropolitan Airports
Commission, Airport Revenue 5.75%, 1/1/2032
(Insured; FGIC)	5,000,000		5,528,500
Minnesota Housing Finance Agency,
Single Family Mortgage:
6.50%, 7/1/2024	4,530,000		4,639,581
6.45%, 7/1/2025	8,030,000		8,221,676
Mississippi—1.0%
Mississippi, Gaming Counties
(Highway Improvements Project)
5%, 10/1/2009	18,770,000		20,755,678
Missouri—1.5%
Missouri Board of Public Buildings
(Special Obligation)
5.50%, 10/15/2010	12,205,000		13,947,874
Missouri Higher Education Loan Authority,
Student Loan Revenue 6.75%, 2/15/2009	11,500,000		11,903,075
The City of Saint Louis, Airport Revenue
(Airport Development Program)
5.625%, 7/1/2016 (Insured; MBIA)	5,000,000		5,555,450
Nebraska—2.5%
Omaha Public Power District, Electric Revenue
5.50%, 2/1/2014	47,300,000		54,113,565
Nevada—.3%
Clark County, PCR (Southern California Edison Co.)
3.25%, 3/2/2009	5,000,000		4,960,250
Nevada Housing Division (Single Family Program)
6.80%, 4/1/2027	2,400,000		2,417,832

The Fund 13

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New Hampshire—1.5%
Business Finance Authority of the State
of New Hampshire, PCR (Public Service Co.)
6%, 5/1/2021	15,500,000	17,163,925
New Hampshire Housing Finance Authority:
Multi-Family Housing:
7.55%, 7/1/2013 (Prerefunded 1/1/2005)	2,590,000 [c]	2,894,014
7.55%, 7/1/2013	1,490,000	1,648,521
(Mariners Village Project)
6.60%, 1/1/2038 (Insured; FHA)	7,365,000	7,536,752
Single Family Residential Mortgage
6.85%, 1/1/2025	2,185,000	2,190,615
New Jersey—6.3%
New Jersey Economic Development Authority,
PCR (Public Service Electric and Gas Co. Project)
6.40%, 5/1/2032 (Insured; MBIA)	32,040,000	32,930,712
New Jersey Transit Corp., COP
Federal Transit Administration Grants
5.75%, 9/15/2014 (Insured; AMBAC)
(Prerefunded 9/15/2010)	15,000,000 [c]	17,343,450
New Jersey Transportation Trust Fund Authority:
10.221%, 6/15/2012	12,330,000 [a,b]	16,904,307
(Transportation System):
5.50%, 12/15/2013 (Insured; FSA)	15,900,000	18,250,179
5.75%, 6/15/2018	7,750,000	9,081,683
5.75%, 6/15/2020	12,645,000	14,817,537
New Jersey Turnpike Authority, Turnpike Revenue
9.698%, 1/1/2017	15,000,000 [a,b]	18,573,750
Tobacco Settlement Financing Corp. of New Jersey
7%, 6/1/2041	8,320,000	8,034,125
New Mexico—.5%
New Mexico Finance Authority,
State Transportation Revenue
(Senior Lien)
5.25%, 6/15/2020 (Insured; MBIA)	8,000,000	8,758,800
New Mexico Mortgage Financing Authority
6.80%, 1/1/2026	2,385,000	2,501,173
New York—16.1%
Long Island Power Authority,
Electric System Revenue:
5.50%, 12/1/2012 (Insured; FSA)	10,000,000	11,594,300
5.50%, 12/1/2013 (Insured; FSA)	25,860,000	30,088,627

14

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
Metropolitan Transportation Authority:
Revenue
5.50%, 11/15/2014 (Insured; AMBAC)	18,000,000	20,908,440
State Service Contract:
5.75%, 1/1/2016	7,000,000	8,103,620
5.75%, 1/1/2018	17,025,000	19,801,437
Nassau County Industrial Development Agency, IDR
(KeySpan-Glenwood Energy Center, LLC Project)
5.25%, 6/1/2027	10,000,000	10,154,100
New York City:
6.375%, 8/15/2011 (Prerefunded 8/15/2005)	24,720,000 [c]	26,118,410
5.50%, 5/15/2015 (Insured; MBIA)	11,180,000	12,441,104
5.75%, 3/1/2018	14,185,000	15,894,860
5.25%, 8/15/2024	18,500,000	19,413,715
New York City Transitional Finance Authority, Revenue:
9.187%, 11/1/2018	14,550,000 [a,b]	17,986,565
(Future Tax Secured):
5.75%, 2/15/2015 (Prerefunded 2/15/2010)	5,100,000 [c]	5,900,037
5.75%, 2/15/2015	11,910,000	13,490,457
New York State 5%, 4/15/2009	10,020,000	11,014,886
New York State Dormitory Authority, Revenue:
(City University):
5.25%, 7/1/2009	10,000,000	11,159,800
7.50%, 7/1/2010	5,000,000	5,781,350
(State University Educational Facilities)
5.50%, 5/15/2013 (Insured; FGIC)	20,350,000	23,364,039
New York State Environmental Facilities Corp.,
State Clean Water and Drinking Water Revolving Funds
Revenue (New York City Municipal Water Finance
Authority Projects) (Second Resolution Bonds)
5.50%, 6/15/2017	7,100,000	8,309,272
New York State Thruway Authority
Service Contract Revenue
(Local Highway and Bridge)
5.50%, 4/1/2013	37,000,000	41,484,400
Tobacco Settlement Financing Corp. of New York,
Asset Backed Revenue
5.25%, 6/1/2022 (Insured; AMBAC)	10,000,000	10,682,300
Triborough Bridge and Tunnel Authority,
Revenues (General Purpose)
5.50%, 1/1/2032	20,000,000	21,372,000

The Fund 15

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

North Carolina—2.4%
Charlotte 5.25%, 2/1/2015	9,380,000	10,325,692
Mecklenburg County 5.50%, 4/1/2009	14,670,000	16,513,579
North Carolina Eastern Municipal Power Agency,
Power System Revenue:
5.50%, 1/1/2011	10,000,000	10,963,100
5.50%, 1/1/2012	10,000,000	10,981,300
North Carolina Housing Finance Agency,
Single Family Revenue 6.50%, 9/1/2026	2,810,000	2,883,060
Ohio—.4%
Cincinnati, City School District (Classroom Facilities
Construction and Improvement)
5%, 12/1/2009 (Insured; FSA)	7,610,000	8,428,836
Oklahoma—1.2%
Claremore Industrial and Redevelopment Authority,
EDR (Yuba Project)
8.375%, 7/1/2011	7,500,000	7,514,925
Grand River Dam Authority, Revenue
5%, 6/1/2012 (Insured; FSA)	16,500,000	18,397,500
Oregon—.2%
Klamath Falls, Electric Revenue
(Senior Lien-Klamath Cogen)
6%, 1/1/2025	5,000,000	4,921,650
Pennsylvania—.5%
Delaware County Industrial Development Authority,
Water Facilities Revenue
(Philadelphia Suburban Water)
6.35%, 8/15/2025 (Insured; FGIC)	10,000,000	10,587,200
Rhode Island—.0%
Rhode Island Housing and Mortgage Finance Corp.
(Homeownership Opportunity)
6.50%, 4/1/2027	300,000	300,357
South Carolina—1.7%
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner for Tomorrow)
5.875%, 12/1/2019	4,000,000	4,494,160
Piedmont Municipal Power Agency, Electric Revenue
6.60%, 1/1/2021	8,980,000	8,992,931

16

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

South Carolina (continued)
Securing Assets For Education, Installment Purchase
Revenue (The School District of Berkeley County,
South Carolina Project)
5%, 12/1/2028	16,405,000	16,419,436
South Carolina Housing Finance and Development
Authority, Mortgage Revenue:
6.75%, 7/1/2026	2,220,000	2,266,465
6.70%, 7/1/2027	3,440,000	3,540,620
Tennessee—.1%
Knox County Health, Educational and Housing Facilities
Board, Hospital Facilities Revenue
(Baptist Health System East Tennessee)
6.50%, 4/15/2031	1,985,000	1,902,603
Texas—8.6%
Alliance Airport Authority Inc., Special Facilities Revenue
(Federal Express Corp. Project) 6.375%, 4/1/2021	34,070,000	35,664,817
Austin Convention Enterprises Inc.,
Convention Center Hotel, Second Tier Revenue
5.75%, 1/1/2032	18,000,000	17,851,320
Brazos River Authority, PCR (TXU Electric Co. Project):
5.75%, 11/1/2011	14,290,000	14,768,715
6.75%, 10/1/2038	8,000,000	8,423,760
Cities of Dallas and Fort Worth,
Dallas/Fort Worth International Airport, Revenue:
Facilities Improvement Corp.
(Bombardier Inc.)
6.15%, 1/1/2016	5,000,000	4,970,100
Joint Improvement:
5.75%, 11/1/2014 (Insured; FGIC)	15,070,000	16,653,857
5.75%, 11/1/2015 (Insured; FGIC)	10,000,000	11,189,500
Harris County Hospital District, Mortgage Revenue:
7.40%, 2/15/2010 (Insured; AMBAC)	2,820,000	3,110,488
7.40%, 2/15/2010 (Insured; AMBAC)	4,320,000	4,941,950
Harris County-Houston Sports Authority,
Third Lien Revenue:
Zero Coupon, 11/15/2033 (Insured; MBIA)	23,245,000	4,451,185
Zero Coupon, 11/15/2035 (Insured; MBIA)	14,500,000	2,426,575
Houston, Utilities System Revenue,
First Lien 5.25%, 5/15/2021 (Insured; FSA)	18,075,000	19,551,366

The Fund 17

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Texas (continued)
Tarrant County Health Facilities Development Corp.,
Health System Revenue
(Texas Health Resources System)
5.75%, 2/15/2014 (Insured; MBIA)	9,470,000	10,899,970
Texas:
10.995%, 12/1/2020	7,605,000 [a,b]	8,266,179
GO (Veterans Housing Assistance Fund)
7%, 12/1/2025	7,915,000	8,099,657
Texas Turnpike Authority,
Central Texas Turnpike System Revenue,
First Tier 5.75%, 8/15/2038 (Insured; AMBAC)	12,000,000	13,236,360
Utah—.4%
Carbon County, SWDR (Sunnyside Cogeneration)
7.10%, 8/15/2023	8,540,000	8,303,527
Vermont—.0%
Vermont Housing Finance Agency
(Single Family Housing) 6.875%, 5/1/2025	260,000	261,833
Virginia—.9%
Virginia Commonwealth Transportation Board,
Federal Highway Reimbursement Notes
5%, 10/1/2009	18,020,000	19,944,356
Washington—2.2%
Bellevue 5.50%, 12/1/2039 (Insured; MBIA)	12,000,000	12,834,360
Seattle, Municipal Light and
Power Revenue, Improvement:
5.50%, 3/1/2013 (Insured; FSA)	11,585,000	13,062,898
5.50%, 3/1/2016 (Insured; FSA)	15,400,000	17,110,632
Tumwater Office Properties, LR
(Washington State Office Building)
5%, 7/1/2028	5,110,000	5,168,254
Wisconsin—2.4%
Badger Tobacco Asset Securitization Corp.,
Tobacco Settlement Asset-Backed Bonds
7%, 6/1/2028	25,000,000	24,953,250
Wisconsin:
6.25%, 5/1/2009	9,555,000	11,012,138
5.25%, 5/1/2019 (Insured; FSA)	10,220,000	11,163,613
Wisconsin Health and Educational Facilities Authority,
Revenue (FH Healthcare Development Inc. Project)
6.25%, 11/15/2028	5,000,000	5,282,950

18

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Wyoming—.6%
Sweetwater County, SWDR (FMC Corp. Project)
6.90%, 9/1/2024	13,225,000		13,461,066
U.S. Related—3.5%
Puerto Rico Highway and Transportation Authority,
Transportation Revenue:
5%, 7/1/2008	5,105,000		5,560,774
6%, 7/1/2039 (Prerefunded 7/1/2010)	20,050,000	[c]	23,514,440
Puerto Rico Housing Finance Authority,
Capital Fund Program:
5%, 12/1/2018	14,840,000		15,829,234
5%, 12/1/2019	6,000,000		6,371,520
5%, 12/1/2020	5,000,000		5,282,050
Puerto Rico Infrastructure Financing Authority,
Special Obligation
5.50%, 10/1/2032	7,000,000		7,567,490
Puerto Rico Public Finance Corp.
(Commonwealth Appropriation):
6%, 8/1/2016 (Insured; AGC)	805,000		967,691
6%, 8/1/2016 (Insured; AGC)	8,695,000		10,425,044
Total Long-Term Municipal Investments
(cost $2,002,363,994)			2,115,039,778

Short-Term Municipal Investments—.7%

Tennessee—.5%
Blount County Public Building Authority, VRDN
(Local Government Public Improvement) 1.35%	9,000,000	[d]	9,000,000
Montgomery County Public Building Authority,
Pooled Financing Revenue, VRDN
(Tennessee County Loan Pool)
1.37% (LOC; Bank of America)	2,820,000	[d]	2,820,000
Utah—.2%
Weber County, HR, VRDN
(IHC Health Services) 1.35%	4,000,000	[d]	4,000,000
Total Short-Term Municipal Investments
(cost $15,820,000)			15,820,000

Total Investments (cost $2,018,183,994)	99.4%		2,130,859,778
Cash and Receivables (Net)	.6%		12,444,862
Net Assets	100.0%		2,143,304,640

The Fund 19

S T A T E M E N T O F I N V E S T M E N T S (continued)

Summary of Abbreviations

AGC	ACE Guaranty Corporation	GO	General Obligation
AGIC	Asset Guaranty Insurance	HR	Hospital Revenue
	Company	IDR	Industrial Development Revenue
AMBAC	American Municipal Bond	LOC	Letter of Credit
	Assurance Corporation	LR	Lease Revenue
COP	Certificate of Participation	MBIA	Municipal Bond Investors
EDR	Economic Development Revenue		Assurance Insurance
EIR	Environment Improvement		Corporation
	Revenue	PCR	Pollution Control Revenue
FGIC	Financial Guaranty Insurance	SFMR	Single Family Mortgage Revenue
	Company	SWDR	Solid Waste Disposal Revenue
FHA	Federal Housing Administration	VRDN	Variable Rate Demand Notes
FSA	Financial Security Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%)

AAA	Aaa	AAA	44.0
AA	Aa	AA	26.0
A	A	A	15.1
BBB	Baa	BBB	8.7
BB	Ba	BB	3.7
F1	MIG1/P1	SP1/A1	.7
Not Rated [e]	Not Rated [e]	Not Rated [e]	1.8
			100.0

[a]	Inverse floater security—the interest rate is subject to change periodically.
[b]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2004, these securities amounted to $126,023,270 or 5.9% of net assets.
[c]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[d]	Securities payable on demand.Variable interest rate—subject to periodic change.
[e]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2004

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	2,018,183,994	2,130,859,778
Interest receivable		30,679,554
Receivable for shares of Common Stock subscribed		19,734
Prepaid expenses		27,680
		2,161,586,746

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,108,300
Cash overdraft due to Custodian		2,528,819
Payable for investment securities purchased		13,641,185
Payable for shares of Common Stock redeemed		882,777
Accrued expenses		121,025
		18,282,106

Net Assets ($)		2,143,304,640

Composition of Net Assets ($):
Paid-in capital		2,167,192,521
Accumulated net realized gain (loss) on investments		(136,563,665)
Accumulated net unrealized appreciation
(depreciation) on investments		112,675,784

Net Assets ($)		2,143,304,640

Shares Outstanding
(600 million shares of $.001 par value Common Stock authorized)		181,035,829
Net Asset Value, offering and redemption price per share ($)		11.84

See notes to financial statements.
The Fund 21

STATEMENT OF OPERATIONS Year Ended August 31, 2004
Investment Income ($):
Interest Income	106,988,774
Expenses:
Management fee—Note 3(a)	13,396,456
Shareholder servicing costs—Note 3(b)	2,171,816
Directors’ fees and expenses—Note 3(c)	154,077
Custodian fees	113,382
Auditing fees	40,197
Registration fees	33,508
Prospectus and shareholders’ reports	21,105
Loan commitment fees—Note 2	19,896
Miscellaneous	66,988
Total Expenses	16,017,425
Less—reduction in management fee
due to undertaking—Note 3(a)	(922,108)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(15,919)
Net Expenses	15,079,398
Investment Income—Net	91,909,376

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	8,127,353
Net unrealized appreciation (depreciation) on investments	55,071,384
Net Realized and Unrealized Gain (Loss) on Investments	63,198,737
Net Increase in Net Assets Resulting from Operations	155,108,113

See notes to financial statements.
22

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2004	2003

Operations ($):
Investment income—net	91,909,376	109,958,181
Net realized gain (loss) on investments	8,127,353	(55,565,129)
Net unrealized appreciation
(depreciation) on investments	55,071,384	(2,739,425)
Net Increase (Decrease) in Net Assets
Resulting from Operations	155,108,113	51,653,627

Dividends to Shareholders from ($):
Investment income—net	(92,331,573)	(109,455,844)
Net realized gain on investments	—	(314,026)
Total Dividends	(92,331,573)	(109,769,870)

Capital Stock Transactions ($):
Net proceeds from shares sold	85,175,632	543,378,112
Dividends reinvested	58,745,554	69,121,337
Cost of shares redeemed	(376,390,495)	(738,584,924)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(232,469,309)	(126,085,475)
Total Increase (Decrease) in Net Assets	(169,692,769)	(184,201,718)

Net Assets ($):
Beginning of Period	2,312,997,409	2,497,199,127
End of Period	2,143,304,640	2,312,997,409
Undistributed investment income—net	—	545,107

Capital Share Transactions (Shares):
Shares sold	7,236,792	46,381,935
Shares issued for dividends reinvested	4,990,122	5,867,135
Shares redeemed	(32,090,388)	(62,626,678)
Net Increase (Decrease) in Shares Outstanding	(19,863,474)	(10,377,608)

See notes to financial statements.
The Fund 23

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	11.51	11.82	12.32	11.68	11.70
Investment Operations:
Investment income—net	.48[b]	.54[b]	.61[b]	.61	.60
Net realized and unrealized
gain (loss) on investments	.34	(.31)	(.50)	.64	(.02)
Total from Investment Operations	.82	.23	.11	1.25	.58
Distributions:
Dividends from investment
income—net	(.49)	(.54)	(.61)	(.61)	(.60)
Net asset value, end of period	11.84	11.51	11.82	12.32	11.68

Total Return (%)	7.20	1.91	.99	11.00	5.28

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.72	.72	.71	.72	.77
Ratio of net expense
to average net assets	.68	.72	.71	.72	.76
Ratio of net investment income
to average net assets	4.12	4.56	5.14	5.11	5.32
Portfolio Turnover Rate	47.77	61.20	49.25	42.71	40.51

Net Assets, end of period
($ x 1,000)	2,143,305	2,312,997	2,497,199	2,670,674	2,599,644

[a]	As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began amortizing discount or permium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments by less than $.01 and increase the ratio of net investment income to average net assets from 5.13% to 5.14%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Bond Fund (the “fund”) is a separate diversified series of Dreyfus Bond Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S.Treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)
26

investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $136,563,665 and unrealized appreciation $112,740,314.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2004. If not applied, $13,170,822 of the carryover expires in fiscal 2008, $27,718,137 expires in fiscal 2009, $11,793,725 expires in fiscal 2010, $34,182,166 expires in fiscal 2011 and $49,698,815 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2004 and August 31, 2003, were as follows: tax exempt income $92,331,573 and $109,455,844 and ordinary income $0 and $314,026, respectively.

During the period ended August 31, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $122,910, increased accumulated net realized gain (loss) on investments by $63,626 and increased paid-in capital by $59,284. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commit-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

ment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Manager had undertaken from November 1, 2003 through November 30, 2004, to waive receipt of 5 basis points of management fee. The reduction in management fee, pursuant to the undertaking, amounted to $922,108 during the period ended August 31, 2004.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2004, the fund was charged $1,221,610 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2004, the fund was charged $689,080 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $1,084,710 and transfer agency per account fees $114,025, which are

28

offset against an expense reimbursement currently in effect in the amount of $90,435.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days of their issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended August 31, 2004, redemption fees charged and retained by the fund amounted to $18,885.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2004, amounted to $1,029,889,955 and $1,129,264,124, respectively.

At August 31, 2004, the cost of investments for federal income tax purposes was $2,018,119,464; accordingly, accumulated net unrealized appreciation on investments was $112,740,314, consisting of $116,655,187 gross unrealized appreciation and $3,914,873 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

scale and soft-dollar benefits were not passed on to investors,and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation,and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing.Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Municipal Bond Fund (one of the funds comprising Dreyfus Bond Funds, Inc.) as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2004 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Bond Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 14, 2004

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2004 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

32

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60) Chairman of the Board (1995) Principal Occupation During Past 5 Years: • Corporate Director and Trustee Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186 ———————

David W. Burke (68) Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee.

Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 83 ———————

William Hodding Carter III (69) Board Member (1988)

Principal Occupation During Past 5 Years:

• President and Chief Executive Officer of the John S.and James L.Knight Foundation (1998-present)

Other Board Memberships and Affiliations:

  Independent Sector, Director
  The Century Foundation, Director
  The Enterprise Corporation of the Delta, Director
  Foundation of the Mid-South, Director

No. of Portfolios for which Board Member Serves: 11 ———————

Ehud Houminer (64) Board Member (1994)

Principal Occupation During Past 5 Years:

  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30
The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Richard C. Leone (64) Board Member (1987) Principal Occupation During Past 5 Years:
  President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

No. of Portfolios for which Board Member Serves: 11 ———————

Hans C. Mautner (66) Board Member (1987)

Principal Occupation During Past 5 Years:

  President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
  Director and Vice Chairman of Simon Property Group (1998-2003)
  Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
  Capital and Regional PLC, a British co-investing real estate asset manager, Director
  Member - Board of Managers of: Mezzacappa Long/Short Fund LLC Mezzacappa Multi- Strategy Fund LLC Mezzacappa Multi-Strategy Plus Fund LLC

No. of Portfolios for which Board Member Serves: 11 ———————

Robin A. Pringle (40) Board Member (1995)

Principal Occupation During Past 5 Years:

  Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organization that is leading the movement to connect America’s young people with caring adult mentors

No. of Portfolios for which Board Member Serves: 11 ———————

John E. Zuccotti (67) Board Member (1987)

Principal Occupation During Past 5 Years:

• Chairman of Brookfield Financial Properties, Inc.

No. of Portfolios for which Board Member Serves: 11 ———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

34

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	JOHN B. HAMMALIAN, Secretary since
March 2000.	March 2000.
Chairman of the Board, Chief Executive	Associate General Counsel of the Manager,
Officer and Chief Operating Officer of the	and an officer of 37 investment companies
Manager, and an officer of 97 investment	(comprised of 46 portfolios) managed by the
companies (comprised of 190 portfolios)	Manager. He is 41 years old and has been an
managed by the Manager. Mr. Canter also is a	employee of the Manager since February 1991.

Board member and, where applicable, an	STEVEN F. NEWMAN, Assistant Secretary
Executive Committee Member of the other	since March 2000.
investment management subsidiaries of Mellon
Financial Corporation, each of which is an	Associate General Counsel and Assistant
affiliate of the Manager. He is 59 years old and	Secretary of the Manager, and an officer of 98
has been an employee of the Manager since	investment companies (comprised of 206
May 1995.	portfolios) managed by the Manager. He is 55
years old and has been an employee of the
STEPHEN R. BYERS, Executive Vice	Manager since July 1980.
President since October 2002.
MICHAEL A. ROSENBERG, Assistant
Chief Investment Officer,Vice Chairman and a	Secretary since March 2000.
Director of the Manager, and an officer of 97
investment companies (comprised of 190	Associate General Counsel of the Manager,
portfolios) managed by the Manager. Mr. Byers	and an officer of 95 investment companies
also is an officer, director or an Executive	(comprised of 199 portfolios) managed by the
Committee Member of certain other	Manager. He is 44 years old and has been an
investment management subsidiaries of Mellon	employee of the Manager since October 1991.
Financial Corporation, each of which is an	JAMES WINDELS, Treasurer since
affiliate of the Manager. He is 50 years old and	November 2001.
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he	Director – Mutual Fund Accounting of the
served as an Executive Vice President-Capital	Manager, and an officer of 98 investment
Markets, Chief Financial Officer and Treasurer	companies (comprised of 206 portfolios)
at Gruntal & Co., L.L.C.	managed by the Manager. He is 45 years old
and has been an employee of the Manager
MARK N. JACOBS, Vice President since	since April 1985.
March 2000.
Executive Vice President, Secretary and
General Counsel of the Manager, and an
officer of 98 investment companies (comprised
of 206 portfolios) managed by the Manager.
He is 58 years old and has been an employee
of the Manager since June 1977.

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

GREGORY S. GRUBER, Assistant	WILLIAM GERMENIS, Anti-Money
Treasurer since March 2000.	Laundering Compliance Officer since
Senior Accounting Manager – Municipal Bond	August 2002.
Funds of the Manager, and an officer of 30	Vice President and Anti-Money Laundering
investment companies (comprised of 59	Compliance Officer of the Distributor, and the
portfolios) managed by the Manager. He is 45	Anti-Money Laundering Compliance Officer
years old and has been an employee of the	of 93 investment companies (comprised of 201
Manager since August 1981.	portfolios) managed by the Manager. He is 33

ERIK D. NAVILOFF, Assistant Treasurer	years old and has been an employee of the
since January 2002.	Distributor since October 1998.
Senior Accounting Manager – Taxable Fixed
Income Funds of the Manager, and an officer
of 19 investment companies (comprised of 74
portfolios) managed by the Manager. He is 36
years old and has been an employee of the
Manager since November 1992.

KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 98 investment companies
(comprised of 206 portfolios) managed by the
Manager. He is 50 years old and has been an
employee of the Manager since June 1993.

36

For More	Information

Dreyfus	Transfer Agent &
Municipal Bond Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

© 2004 Dreyfus Service Corporation

Dreyfus Premier
High Income Fund

ANNUAL REPORT August 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
30	Financial Highlights
34	Notes to Financial Statements
42	Report of Independent Registered
Public Accounting Firm
43	Important Tax Information
44	Board Members Information
46	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier High Income Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier High Income Fund covers the 12-month period from September 1, 2003, through August 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with portfolio managers Mark Shenkman, Frank Whitley, Mark Flanagan and Robert Stricker of Shenkman Capital Management, Inc., the fund’s sub-investment adviser.

Strong economic performance during the closing months of 2003 contributed to a generally robust high-yield bond market. While returns for most fixed income and equity sectors have been mixed in 2004, high-yield bonds achieved strong relative returns. Investors apparently have revised their economic expectations in response to the situation in Iraq, higher energy prices and rising interest rates. Accordingly, they appear to be turning attention from among the lowest-rated high-yield securities toward high-yield bonds at the upper end of the credit-quality spectrum. Toward the end of the reporting period, the Federal Reserve Board twice raised short-term rates in what many analysts believe is the beginning of a series of increases designed to forestall potential inflationary pressures.

For many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle.At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2004
2

DISCUSSION OF FUND PERFORMANCE

Mark Shenkman, Frank Whitley, Mark Flanagan and Robert Stricker, Portfolio Managers Shenkman Capital Management, Inc., Sub-Investment Adviser

How did Dreyfus Premier High Income Fund perform relative to its benchmark?

During the 12-month reporting period ended August 31, 2004, the fund achieved total returns of 10.40% for Class A shares, 9.83% for Class B shares, 9.53% for Class C shares and 10.75% for Class R shares.1 For the same period, the fund’s benchmark, the CSFB High Yield Index (the “Index”), produced a 14.67% total return.2

High-yield corporate bonds generally performed well, especially early in the reporting period, as investors looked forward to stronger economic growth. However, among high-yield bonds, lower-rated bonds generally produced higher returns than higher-rated securities during the early stages of the economic recovery. Because the fund emphasizes relatively higher credit quality high-yield bonds, it under-performed its benchmark for the reporting period.

What is the fund’s investment approach?

The fund seeks to maximize total return consistent with capital preservation and prudent risk management. To pursue its goal, the fund normally invests at least 80% of its assets in high-yield bonds rated below investment grade.The high-yield securities in which the fund invests may include corporate debt securities, structured notes, zero-coupon securities and debt securities issued by states or local governments and their agencies, authorities and other instrumentali-ties.The fund may invest up to 20% of its assets in investment-grade corporate bonds, U.S. government securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances.

When choosing securities for the fund, we generally look for issuers that we believe have positive credit momentum and the potential for credit-rating upgrades. Using bottom-up, fundamental analysis, we seek to maximize returns and minimize default risk through broad diversification, direct communication with management and monitoring all

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

issuers on a systematic basis.We also avoid or de-emphasize investing in industries or issuers that we believe have a high risk of default.

What other factors influenced the fund’s performance?

During the closing months of 2003, high-yield bonds were influenced largely by technical supply-and-demand factors that benefited deeply discounted, lower-rated credits more than higher-rated bonds. As economic conditions improved, default rates declined and investors became more comfortable assuming the risks of lower-rated bonds, especially those whose prices had been most severely hurt during the previous economic downturn.

In early 2004, the market began to make a transition from a technically driven market to a more fundamentally driven one, in which the financial health and future prospects of individual companies became the main determinants of high-yield bond prices.As a result, the fund’s relative performance began to improve, partially offsetting earlier weakness. Throughout the reporting period, however, the average price of the fund’s portfolio had been consistently higher than that of the Index, given our focus on better quality credits, which hurt the fund’s relative performance overall.

Throughout the reporting period,we continued to find what we believed to be attractive opportunities for income and potential capital appreciation in the bonds of companies that met our disciplined investment criteria. Indeed, we are pleased that, after thorough credit analysis, none of the fund’s holdings defaulted on principal or interest payments during the reporting period, and the full complement of interest income was available to compound over time on shareholders’ behalf. In our view, avoiding defaults and the compounding of interest income are two of the keys to successful investing in high-yield bonds over the longer term.

In this changing market environment, the fund received particularly attractive results from the health care and gaming industries, which historically have been characterized by stable cash flows compared to other areas. In addition, the fund benefited from its utilities holdings, which gained value as some of the industry’s leading players refinanced their balance sheets. Similarly, because retail sales benefited from the stronger economy, the traditionally volatile retail industry contributed positively to the fund’s performance during the reporting period. In con-

4

trast, the fund avoided bonds issued by fundamentally troubled airlines, which continued to be hurt by security concerns and high fuel prices. Finally, some of the fund’s holdings gained value when their issuers completed initial public offerings of equity securities, and others redeemed their bonds at a premium after they were acquired by larger companies.

While the Federal Reserve has raised short-term interest rates two times during the second half of the reporting period, both the fund and the high-yield bond market have generally not been influenced by higher interest rates. Also, 10-Year Treasury yields have remained remarkably unchanged during this period. While higher interest rates historically have tended to erode bond prices, high-yield corporate bonds generally have been less vulnerable to such risks than U.S. government securities.

What is the fund’s current strategy?

We have continued to employ extensive credit analysis in our investment process, focusing primarily on companies that are leaders in a diverse range of markets and industries. Of the eight primary economic and market factors that we believe influence high-yield bonds, six currently appear to be positive — U.S. economic growth, market liquidity, corporate development and cash flow, default rates, new issue supply and the balance of supply-and-demand — and one factor is mixed (yield spread). Interest rates are the only market factor that we feel is a negative factor going forward. Accordingly, we have continued to position the fund to capture the potential benefits of what we believe to be a fundamentally attractive investment environment for high-yield bonds.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: CREDIT SUISSE FIRST BOSTON — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The CSFB High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high-yield debt market.The index consists of corporate debt issues, including cash-pay, zero-coupon, stepped-rate and pay-in-kind (PIK) bonds that are publicly registered in the U.S. or issued under Rule 144A with registration rights, rated BB or lower, with minimum outstanding par values of $75 million.

The Fund 5

† Source: Credit Suisse First Boston

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class R shares of Dreyfus Premier High Income Fund on 1/31/03 (inception date) to a $10,000 investment made in the CSFB High Yield Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares, the maximum contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes. The Index is designed to mirror the investible universe of the U.S. dollar-denominated high-yield debt market.The Index consists of corporate debt issues, including cash-pay, zero-coupon, stepped-rate and pay-in-kind (PIK) bonds that are publicly registered in the U.S. or issued under Rule 144A with registration rights, rated BB or lower, with minimum outstanding par values of $75 million.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/04

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (4.5%)	1/31/03	5.44%	9.48%
without sales charge	1/31/03	10.40%	12.70%
Class B shares
with applicable redemption charge †	1/31/03	5.83%	9.77%
without redemption	1/31/03	9.83%	12.14%
Class C shares
with applicable redemption charge ††	1/31/03	8.53%	11.80%
without redemption	1/31/03	9.53%	11.80%
Class R shares	1/31/03	10.75%	13.09%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier High Income Fund from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2004
	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 5.85	$ 8.79	$ 9.84	$ 4.53
Ending value (after expenses)	$1,023.00	$1,020.20	$1,018.40	$1,025.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2004
	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 5.84	$ 8.77	$ 9.83	$ 4.52
Ending value (after expenses)	$1,019.36	$1,016.44	$1,015.38	$1,020.66

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.73% for Class B, 1.94% for Class C and .89% for Class R; multiplied by the average account value over the period, multiplied by 184 / 366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2004
	Principal
Bonds and Notes—91.4%	Amount ($)		Value ($)

Aerospace—3.9%
Alliant Techsystems,
Conv. Sr. Sub. Notes, 2.75%, 2024	650,000		667,875
Aviall,
Sr. Notes, 7.625%, 2011	2,075,000		2,225,437
BE Aerospace:
Sr. Sub. Notes, 9.5%, 2008	2,500,000		2,562,500
Sr. Sub. Notes, Ser. B, 8%, 2008	750,000		734,062
Communications & Power Industries,
Sr. Sub. Notes, 8%, 2012	1,000,000		1,012,500
DRS Technologies,
Sr. Sub. Notes, 6.875%, 2013	300,000		310,500
Esterline Technologies,
Sr. Sub. Notes, 7.75%, 2013	1,000,000		1,067,500
Hexcel:
Sr. Secured Notes, 9.875%, 2008	500,000		560,000
Sr. Sub. Notes, 9.75%, 2009	2,250,000		2,370,938
Sequa:
Sr. Notes, 9%, 2009	100,000		109,500
Sr. Notes, Ser. B, 8.875%, 2008	1,900,000		2,056,750
TD Funding,
Notes, 8.375%, 2011	1,750,000		1,859,375
Titan,
Notes, 8%, 2011	750,000		778,125
			16,315,062
Automotive—2.6%
Accuride,
Sr. Sub. Notes, Ser. B, 9.25%, 2008	2,750,000		2,839,375
American Axle & Manufacturing,
Conv. Notes, 2%, 2024	1,500,000	[a]	1,423,125
Delco Remy International:
Sr. Sub. Notes, 9.375%, 2012	1,500,000		1,533,750
Sr. Sub. Notes, 11%, 2009	500,000		537,500
Dura Operating,
Sr. Notes, Ser. B, 8.625%, 2012	1,200,000		1,251,000
Keystone Automotive Operations,
Sr. Sub. Notes, 9.75%, 2013	250,000		270,625
TRW Automotive,
Sr. Notes, 9.375%, 2013	357,000		413,228
Tenneco Automotive,
Sr. Sub. Notes, Ser. B, 11.625%, 2009	1,500,000		1,608,750

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Automotive (continued)
United Components,
Sr. Sub. Notes, 9.375%, 2013	1,000,000		1,065,000
			10,942,353
Broadcasting—3.8%
Allbritton Communications,
Sr. Sub. Notes, 7.75%, 2012	2,775,000		2,837,437
Citadel Broadcasting,
Conv. Sub. Notes, 1.875%, 2011	1,750,000	[a]	1,522,500
Corus Entertainment,
Sr. Sub. Notes, 8.75%, 2012	250,000		274,375
Emmis Operating,
Sr. Sub. Notes, 6.875%, 2012	500,000		503,925
Entravision Communications,
Sr. Sub. Notes, 8.125%, 2009	1,425,000		1,510,500
LIN Television,
Sr. Sub. Notes, 6.5%, 2013	1,000,000		990,000
Nexstar Finance,
Sr. Sub. Notes, 7%, 2014	1,700,000		1,661,750
Salem Communications,
Sr. Sub. Notes, 7.75%, 2010	1,000,000		1,045,000
Sinclair Broadcast,
Sr. Sub. Notes, 8%, 2012	3,500,000		3,631,250
Susquehanna Media,
Sr. Sub. Notes, 7.375%, 2013	1,750,000		1,811,250
			15,787,987
Building Materials—2.7%
Atrium Cos.,
Sr. Sub. Notes, Ser. B, 10.5%, 2009	450,000		474,750
Euramax International,
Sr. Sub. Notes, 8.5%, 2011	1,600,000		1,704,000
Interface:
Notes, 7.3%, 2008	1,200,000		1,194,000
Sr. Notes, 10.375%, 2010	1,000,000		1,130,000
Sr. Sub. Notes, 9.5%, 2014	1,000,000		1,030,000
Jacuzzi Brands,
Sr. Secured Notes, 9.625%, 2010	2,350,000		2,602,625
Nortek,
Sr. Sub. Notes, 8.5%, 2014	1,250,000	[a]	1,309,375

10

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Building Materials (continued)
Ply Gem Industries,
Sr. Sub. Notes, 9%, 2012	1,750,000	[a]	1,767,500
			11,212,250
Cable/Media—4.3%
Cablevision Systems,
Sr. Notes, 8%, 2012	4,500,000	[a]	4,635,000
Charter Communications II,
Sr. Notes, 10.25%, 2010	3,000,000		3,105,000
EchoStar Communications,
Conv. Sub. Notes, 5.75%, 2008	3,000,000		3,060,000
Insight Midwest/Capital:
Sr. Notes, 9.75%, 2009	800,000		844,000
Sr. Notes, 10.5%, 2010	800,000		870,000
Mediacom/Capital:
Sr. Notes, 9.5%, 2013	750,000		738,750
Sr. Notes, Ser. B, 8.5%, 2008	1,100,000		1,102,750
Mediacom Communications,
Conv. Sr. Notes, 5.25%, 2006	1,750,000		1,658,125
PanAmSat,
Sr. Notes, 9%, 2014	1,000,000	[a]	1,047,500
Videotron LTEE,
Sr. Notes, 6.875%, 2014	250,000		253,750
Warner Music,
Sr. Sub. Notes, 7.375%, 2014	750,000	[a]	750,000
			18,064,875
Chemicals/Plastics—4.2%
Borden U.S. Finance/Nova Scotia,
Sr. Secured Notes, 9%, 2014	1,500,000	[a]	1,552,500
Equistar Chemical/Funding:
Sr. Notes, 10.125%, 2008	1,000,000		1,117,500
Sr. Notes, 10.625%, 2011	1,750,000		1,977,500
Hercules,
Sr. Sub. Notes, 6.75%, 2029	250,000	[a]	249,375
Huntsman:
Notes, 11.625%, 2010	2,000,000		2,250,000
Sr. Sub. Notes, 10.125%, 2009	1,500,000		1,552,500
Innophos,
Sr. Sub. Notes, 8.875%, 2014	850,000	[a]	888,250

The Fund 11

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Chemicals/Plastics (continued)
Koppers,
Notes, 9.875%, 2013	1,500,000		1,657,500
Lyondell Chemicals:
Notes, 9.5%, 2008	1,000,000		1,073,750
Sr. Secured Notes, 9.5%, 2008	500,000		536,875
Sr. Secured Notes, 10.5%, 2013	1,500,000		1,695,000
Sub. Notes, 10.875%, 2009	1,000,000		1,056,250
Nalco,
Sr. Sub. Notes, 8.875%, 2013	1,500,000	[a]	1,625,625
Rockwood Specialties,
Sr. Sub. Notes, 10.625%, 2011	500,000		547,500
			17,780,125
Consumer Durables—2.3%
American Achievement,
Sr. Sub. Notes, 8.25%, 2012	1,500,000	[a]	1,537,500
General Binding,
Sr. Sub. Notes, 9.375%, 2008	500,000		513,750
Jarden,
Sr. Sub. Notes, 9.75%, 2012	900,000		990,000
K2,
Sr. Notes, 7.375%, 2014	750,000	[a]	780,000
Samsonite,
Sr. Sub. Notes, 8.875%, 2011	1,000,000	[a]	1,035,000
Sealy Mattress,
Sr. Sub. Notes, 8.25%, 2014	2,000,000	[a]	2,075,000
Simmons,
Sr. Sub. Notes, 7.875%, 2014	2,500,000	[a]	2,587,500
			9,518,750
Consumer Non-Durables—2.0%
Central Garden & Pet,
Sr. Sub. Notes, 9.125%, 2013	100,000		109,500
Chattem,
Sr. Sub. Notes, 7%, 2014	1,000,000		995,000
Elizabeth Arden,
Notes, 7.75%, 2014	1,000,000		1,040,000
FTD,
Sr. Notes, 7.75%, 2014	1,000,000		980,000
Hines Nurseries,
Notes, 10.25%, 2011	1,000,000		1,055,000

12

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Consumer Non-Durables (continued)
Jafra Cosmetics/Distributors,
Sr. Sub. Notes, 10.75%, 2011	2,005,000		2,300,738
Playtex Products,
Sr. Sub. Notes, 9.375%, 2011	1,000,000		1,021,250
Prestige Brands,
Sr. Sub. Notes, 9.25%, 2012	1,000,000	[a]	1,000,000
			8,501,488
Ecological Pollution Control—1.7%
Allied Waste:
Secured Notes, 6.125%, 2014	1,250,000		1,171,875
Sr. Notes, Ser. B, 7.375%, 2014	2,500,000		2,440,625
Casella Waste Systems,
Sr. Sub. Notes, 9.75%, 2013	500,000		538,750
IESI,
Sr. Sub. Notes, 10.25%, 2012	1,000,000		1,085,000
MSW Energy/Finance:
Notes, Ser. B, 7.375%, 2010	1,000,000		1,045,000
Sr. Secured Notes, Ser. B, 8.5%, 2010	500,000		547,500
Synagro Technologies,
Sr. Sub. Notes, 9.5%, 2009	500,000		530,000
			7,358,750
Entertainment/Leisure—3.0%
AMC Entertainment,
Sr. Sub. Notes, 9.5%, 2011	720,000		738,000
AMF Bowling Worldwide,
Sr. Sub. Notes, 10%, 2010	1,450,000	[a]	1,515,250
Intrawest,
Sr. Notes, 7.5%, 2013	3,250,000		3,315,000
LCE Acquisition,
Sr. Sub. Notes, 9%, 2014	1,000,000	[a]	1,020,000
Marquee,
Sr. Notes, 8.625%, 2012	950,000	[a]	997,500
NCL,
Sr. Notes, 10.625%, 2014	1,000,000	[a]	1,035,000
Royal Caribbean Cruises:
Debs., 7.25%, 2018	1,200,000		1,236,000
Debs., 7.5%, 2027	250,000		251,875
Sr. Notes, 8%, 2010	1,000,000		1,116,250

The Fund 13

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Entertainment/Leisure (continued)
Town Sports International,
Sr. Notes, 9.625%, 2011	750,000		763,125
Vail Resorts,
Sr. Sub. Notes, 6.75%, 2014	500,000		496,250
			12,484,250
Food & Beverages—4.5%
Del Monte:
Sr. Sub. Notes, 8.625%, 2012	975,000		1,089,562
Sr. Sub. Notes, Ser. B, 9.25%, 2011	500,000		557,500
Dole Foods:
Notes, 7.25%, 2010	1,400,000		1,414,000
Sr. Notes, 8.875%, 2011	1,075,000		1,155,625
Ingles Markets,
Sr. Sub. Notes, 8.875%, 2011	1,500,000		1,597,500
Land O Lakes,
Sr. Notes, 8.75%, 2011	1,000,000		940,000
Le-Natures,
Sr. Sub. Notes, 10%, 2013	1,000,000	[a]	1,050,000
Michael Foods,
Sr. Sub. Notes, 8%, 2013	1,750,000		1,841,875
Nash Finch,
Sr. Sub. Notes, Ser. B, 8.5%, 2008	1,000,000		1,017,500
Pathmark Stores,
Sr. Sub. Notes, 8.75%, 2012	2,750,000		2,777,500
Pinnacle Foods,
Sr. Sub. Notes, 8.25%, 2013	3,000,000	[a]	2,872,500
Seminis Vegetable Seeds,
Sr. Sub. Notes, 10.25%, 2013	500,000		557,500
Stater Brothers,
Sr. Notes, 8.125%, 2012	1,550,000	[a]	1,619,750
Swift & Co.,
Sr. Sub. Notes, 12.5%, 2010	500,000		546,250
			19,037,062
Gaming—5.9%
American Casino & Entertainment,
Sr. Secured Notes, 7.85%, 2012	2,000,000	[a]	2,085,000
Argosy Gaming:
Sr. Sub. Notes, 7%, 2014	1,000,000		1,025,000
Sr. Sub. Notes, 9%, 2011	550,000		616,000
Aztar,
Sr. Sub. Notes, 7.875%, 2014	1,000,000	[a]	1,031,250
14

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Gaming (continued)
Boyd Gaming:
Sr. Sub. Notes, 6.75%, 2014	1,000,000		1,007,500
Sr. Sub. Notes, 7.75%, 2012	1,000,000		1,061,250
Hard Rock Hotel,
Notes, 8.875%, 2013	1,750,000		1,868,125
Inn of the Mountain Gods,
Sr. Notes, 12%, 2010	650,000		737,750
Isle of Capri Casinos,
Sr. Sub. Notes, 7%, 2014	2,850,000		2,835,750
Kerzner International:
Conv. Sub. Notes, 2.375%, 2024	1,000,000	[a]	988,750
Sr. Sub. Notes, 8.875%, 2011	1,000,000		1,102,500
Mandalay Resort,
Sr. Sub. Notes, 9.375%, 2010	500,000		567,500
Mohegan Tribal Gaming Authority:
Sr. Sub. Notes, 7.125%, 2014	1,000,000	[a]	1,032,500
Sr. Sub. Notes, 8%, 2012	700,000		771,750
Penn National Gaming,
Sr. Sub. Notes, 6.875%, 2011	1,450,000		1,479,000
Pinnacle Entertainment,
Sr. Sub. Notes, 8.25%, 2012	3,000,000		3,030,000
Seneca Gaming,
Sr. Notes, 7.25%, 2012	1,000,000	[a]	1,023,750
Station Casinos,
Sr. Sub. Notes, 6.875%, 2016	2,500,000		2,509,375
			24,772,750
Health Care—6.6%
Alliance Imaging,
Sr. Sub. Notes, 10.375%, 2011	1,500,000		1,616,250
Beverly Enterprises,
Sr. Sub. Notes, 7.875%, 2014	750,000	[a]	781,875
Concentra Operating,
Sr. Sub. Notes, 9.125%, 2012	1,000,000	[a]	1,078,750
Extendicare Health Services,
Sr. Notes, 9.5%, 2010	250,000		280,625
Fisher Scientific International,
Sr. Sub. Notes, 8%, 2013	500,000		557,500
Genesis Healthcare,
Sr. Sub. Notes, 8%, 2013	2,500,000		2,681,250
Insight Health Services,
Sr. Sub. Notes, Ser. B, 9.875%, 2011	1,500,000		1,526,250

The Fund 15

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Health Care (continued)
Kinetic Concepts,
Sr. Sub. Notes, 7.375%, 2013	787,000		822,415
MedEx,
Sr. Sub. Notes, 8.875%, 2013	2,250,000		2,463,750
Medquest,
Notes, Ser. B, 11.875%, 2012	500,000		567,500
NeighborCare,
Sr. Sub. Notes, 6.875%, 2013	900,000		945,000
Omega Healthcare Investors,
Sr. Notes, 7%, 2014	950,000	[a]	935,750
Province Healthcare,
Sr. Sub. Notes, 7.5%, 2013	2,400,000		2,700,000
Psychiatric Solutions,
Sr. Sub. Notes, 10.625%, 2013	500,000		565,000
Select Medical,
Sr. Sub. Notes, 7.5%, 2013	1,400,000		1,466,500
Sybron Dental Specialties,
Sr. Sub. Notes, 8.125%, 2012	250,000		270,625
Triad Hospitals,
Sr. Sub. Notes, 7%, 2013	3,500,000		3,539,375
VWR International,
Sr. Sub. Notes, 8%, 2014	2,000,000	[a]	2,075,000
Vanguard Health Systems,
Sr. Sub. Notes, 9.75%, 2011	1,400,000		1,631,000
WH Holdings/Capital,
Sr. Notes, 9.5%, 2011	1,350,000		1,451,250
			27,955,665
Home Building—.3%
K. Hovnanian Enterprises,
Sr. Sub. Notes, 7.75%, 2013	1,000,000		1,063,750
Industrial—1.7%
Blount:
Sr. Sub. Notes, 8.875%, 2012	1,000,000		1,050,000
Sr. Sub. Notes, 13%, 2009	1,250,000		1,339,062
MAAX,
Sr. Sub. Notes, 9.75%, 2012	500,000	[a]	530,000
Mueller,
Sr. Sub. Notes, 10%, 2012	2,000,000	[a]	2,165,000
Polypore,
Sr. Sub. Notes, 8.75%, 2012	1,000,000	[a]	1,055,000

16

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Industrial (continued)
Terex,
Sr. Sub. Notes, 7.375%, 2014	600,000		615,000
Trimas,
Notes, 9.875%, 2012	250,000		266,250
			7,020,312
Leasing—1.8%
H&E Equipment/Finance,
Notes, 11.125%, 2012	1,650,000		1,691,250
Mobile Mini,
Sr. Notes, 9.5%, 2013	2,000,000		2,230,000
United Rentals:
Sr. Sub. Notes, 7%, 2014	1,030,000		916,700
Sr. Sub. Notes, 7.75%, 2013	1,500,000		1,402,500
Williams Scotsman,
Sr. Notes, 9.875%, 2007	1,500,000		1,485,000
			7,725,450
Lodging/Hotels—2.2%
Felcor Lodging:
Sr. Notes, 5.84%, 2011	1,000,000	[a,b]	1,010,000
Sr. Notes, 9%, 2011	750,000		821,250
Felcor Suites,
Sr. Notes, 7.625%, 2007	500,000		523,750
Gaylord Entertainment,
Sr. Notes, 8%, 2013	3,000,000		3,127,500
HMH Properties:
Sr. Secured Notes,
Ser. B, 7.875%, 2008	534,000		552,690
Host Marriott,
Sr. Notes, 7.125%, 2013	2,000,000		2,045,000
La Quinta Properties,
Sr. Notes, 8.875%, 2011	200,000		223,000
Meristar Hospitality,
Sr. Notes, 9.125%, 2011	850,000		879,750
			9,182,940
Mining/Metals—1.1%
Alpha Natural Resources,
Sr. Notes, 10%, 2012	2,000,000	[a]	2,200,000
Arch Western Finance,
Sr. Notes, 7.5%, 2013	750,000	[a]	780,000

The Fund 17

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Mining/Metals (continued)
Foundation PA Coal,
Sr. Notes, 7.25%, 2014	1,500,000	[a]	1,586,250
			4,566,250
Oil & Gas—4.7%
Belden & Blake,
Sr. Secured Notes, 8.75%, 2012	2,250,000	[a]	2,356,875
Chesapeake Energy,
Sr. Notes, 7.75%, 2015	500,000		538,750
Citgo Petroleum,
Sr. Notes, 11.375%, 2011	750,000		879,375
Compton Petroleum,
Sr. Notes, 9.9%, 2009	1,330,000		1,476,300
Comstock Resources,
Sr. Notes, 6.875%, 2012	1,000,000		1,010,000
Continental Resources,
Sr. Sub. Notes, 10.25%, 2008	400,000		415,500
Denbury Resources,
Notes, 7.5%, 2013	1,150,000		1,213,250
Encore Acquisition,
Sr. Sub. Notes, 6.25%, 2014	750,000		738,750
Exco Resources,
Notes, 7.25%, 2011	2,000,000		2,110,000
Grey Wolf:
Conv. Notes, 3.75%, 2023	250,000		240,938
Conv. Sr. Notes, 1.55%, 2024	1,250,000	[a,b]	1,273,438
GulfMark Offshore,
Sr. Notes, 7.75%, 2014	1,000,000	[a]	997,500
Hornbeck Offshore Services,
Sr. Notes, 10.625%, 2008	500,000		552,500
Houston Exploration,
Sr. Sub. Notes, 7%, 2013	1,000,000		1,035,000
Plains E&P,
Sr. Sub. Notes, Ser. B, 8.75%, 2012	250,000		280,000
Premcor Refining,
Sr. Sub. Notes, 7.75%, 2012	1,500,000		1,608,750
Pride International,
Conv. Sr. Notes, 3.25%, 2033	1,500,000		1,590,000
Transmontaigne,
Sr. Sub. Notes, 9.125%, 2010	1,250,000		1,393,750
			19,710,676

18

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Packaging/Consumer—3.0%
AEP Industries,
Sr. Sub. Notes, 9.875%, 2007	1,500,000		1,537,500
Crown Cork & Seal:
Debs., 7.375%, 2026	500,000		442,500
Debs., 8%, 2023	750,000		701,250
Graham Packaging/Capital,
Sr. Sub. Notes, Ser. B, 8.75%, 2008	2,700,000		2,787,750
Graphic Packaging International:
Sr. Notes, 8.5%, 2011	1,050,000		1,170,750
Sr. Sub. Notes, 9.5%, 2013	1,250,000		1,406,250
Owens-Brockway Glass Container,
Sr. Notes, 8.25%, 2013	4,500,000		4,770,000
			12,816,000
Paper—3.5%
Abitibi-Consolidated,
Notes, 6%, 2013	500,000		461,250
Ainsworth Lumber,
Sr. Notes, 6.75%, 2014	1,500,000	[a]	1,477,500
Caraustar Industries:
Notes, 7.375%, 2009	700,000		731,500
Sr. Sub. Notes, 9.875%, 2011	2,400,000		2,550,000
Georgia-Pacific:
Sr. Notes, 8%, 2014	1,000,000		1,142,500
Sr. Notes, 8%, 2024	1,000,000		1,082,500
Jefferson Smurfit:
Sr. Notes, 7.5%, 2013	1,500,000		1,575,000
Sr. Notes, 9.625%, 2012	2,000,000		2,260,000
Norske Skog Canada,
Sr. Notes, 7.375%, 2014	1,500,000		1,533,750
Smurfit Capital Funding,
Debs., 7.5%, 2025	500,000		482,500
Stone Container,
Sr. Notes, 8.375%, 2012	1,500,000		1,657,500
			14,954,000
Publishing—4.6%
Advanstar Communications:
Secured Notes, 10.75%, 2010	650,000		719,875
Sr. Sub. Notes, Ser. B, 12%, 2011	900,000		960,750
CBD Media/Finance,
Sr. Sub. Notes, 8.625%, 2011	1,500,000		1,593,750

The Fund 19

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Publishing (continued)
Canwest Media,
Sr. Notes, Ser. B, 7.625%, 2013	1,000,000		1,070,000
Cenveo:
Sr. Notes, 9.625%, 2012	750,000		826,875
Sr. Sub. Notes, 7.875%, 2013	1,500,000		1,436,250
Dex Media,
Notes, 8%, 2013	2,000,000	[a]	2,085,000
Dex Media West/Finance,
Sr. Sub. Notes, Ser. B, 9.875%, 2013	488,000		563,640
Houghton Mifflin,
Sr. Sub. Notes, 9.875%, 2013	1,400,000		1,468,250
Liberty Group Operating,
Sr. Sub. Notes, 9.375%, 2008	3,000,000		3,033,750
Morris Publishing,
Notes, 7%, 2013	1,000,000		995,000
PRIMEDIA,
Sr. Notes, 8.875%, 2011	700,000		689,500
Quebecor Media,
Sr. Discount Notes, 0/13.75%, 2011	1,250,000	[c]	1,193,750
Vertis,
Sr. Secured Notes, 9.75%, 2009	1,000,000		1,090,000
Von Hoffmann,
Sr. Notes, 10.25%, 2009	820,000		916,350
Yell Finance,
Sr. Discount Notes, 0/13.5%, 2011	650,000	[c]	624,000
			19,266,740
Restaurants—.6%
Buffets,
Sr. Sub. Notes, 11.25%, 2010	950,000		1,002,250
Dominos,
Sr. Sub. Notes, 8.25%, 2011	1,458,000		1,567,350
			2,569,600
Retail—4.2%
CSK Auto,
Sr. Notes, 7%, 2014	1,000,000		960,000
Couche-Tard U.S./Finance,
Sr. Sub. Notes, 7.5%, 2013	1,250,000		1,325,000
Dillards,
Notes, 7.15%, 2007	1,000,000		1,047,500

20

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Retail (continued)
Finlay Fine Jewelry,
Sr. Notes, 8.375%, 2012	750,000	[a]	802,500
General Nutrition Center,
Sr. Sub. Notes, 8.5%, 2010	1,500,000	[a]	1,507,500
Jean Coutu:
Sr. Notes, 7.625%, 2012	500,000	[a]	517,500
Sr. Sub. Notes, 8.5%, 2014	1,000,000	[a]	1,012,500
Jo-Ann Stores,
Sr. Sub. Notes, 7.5%, 2012	1,250,000		1,278,125
Pantry,
Sr. Sub. Notes, 7.75%, 2014	2,000,000		2,015,000
Petro Stopping Centers/Financial,
Secured Notes, 9%, 2012	1,500,000		1,567,500
Rent-A-Center,
Sr. Sub. Notes, Ser. B, 7.5%, 2010	1,500,000		1,590,000
Rite Aid:
Debs., 7.7%, 2027	1,250,000		1,093,750
Sr. Secured Notes, 8.125%, 2010	1,250,000		1,318,750
Saks,
Sr. Sub. Notes, 7.375%, 2019	1,750,000		1,767,500
			17,803,125
Services—4.5%
Affinity,
Sr. Sub. Notes, 9%, 2012	1,050,000		1,102,500
Alderwoods,
Sr. Notes, 7.75%, 2012	1,000,000	[a]	1,045,000
Buhrmann U.S.,
Sr. Sub. Notes, 8.25%, 2014	2,000,000	[a]	2,015,000
Coinmach,
Sr. Notes, 9%, 2010	450,000		457,875
Corrections Corporation of America,
Sr. Notes, 7.5%, 2011	3,300,000		3,489,750
Iron Mountain:
Sr. Sub. Notes, 6.625%, 2016	1,500,000		1,417,500
Sr. Sub. Notes, 7.75%, 2015	400,000		418,000
JohnsonDiversey,
Sr. Discount Notes, 0/10.67%, 2013	1,500,000	[c]	1,226,250
LodgeNet Entertainment,
Sr. Sub. Debs., 9.5%, 2013	1,800,000		1,975,500

The Fund 21

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Services (continued)
Monitronics International,
Sr. Sub. Notes, 11.75%, 2010	1,000,000	[a]	1,086,250
Nebraska Book,
Sr. Sub. Notes, 8.625%, 2012	2,500,000		2,500,000
Wesco Distribution,
Sr. Sub. Notes, Ser. B, 9.125%, 2008	2,000,000		2,070,000
			18,803,625
Technology—2.2%
Activant Solutions,
Sr. Notes, 10.5%, 2011	1,250,000		1,306,250
Amkor Technologies,
Conv. Sub. Notes, 5.75%, 2006	750,000		698,438
Avnet,
Conv. Sr. Notes, 2%, 2034	1,000,000		928,750
Da-Lite Screen,
Sr. Notes, 9.5%, 2011	1,500,000	[a]	1,582,500
Lucent Technologies:
Notes, 5.5%, 2008	500,000		483,750
Notes, 7.25%, 2006	1,000,000		1,047,500
UGS,
Sr. Sub. Notes, 10%, 2012	1,000,000	[a]	1,095,000
Xerox,
Sr. Notes, 7.625%, 2013	1,000,000		1,067,500
Xerox Capital Trust I,
Capital Securities, 8%, 2027	1,000,000		962,500
			9,172,188
Telecommunications—3.9%
American Tower,
Sr. Notes, 9.375%, 2009	4,000,000		4,290,000
Centennial Cell Communications,
Sr. Notes, 10.125%, 2013	500,000		516,250
Cincinnati Bell,
Sr. Notes, 7.25%, 2013	1,000,000		945,000
Crown Castle International,
Sr. Notes, 7.5%, 2013	500,000		502,500
Eircom Funding,
Notes, 8.25%, 2013	1,500,000		1,627,500
MCI,
Sr. Notes, 5.908%, 2007	1,500,000		1,479,375

22

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Telecommunications (continued)
Nextel Communications,
Sr. Notes, 7.375%, 2015	3,000,000		3,150,000
Qwest Communications International,
Sr. Notes, 7.5%, 2014	2,350,000	[a]	2,103,250
Rural Cellular,
Sr. Secured Notes, 8.25%, 2012	1,000,000	[a]	1,022,500
Spectrasite,
Sr. Notes, 8.25%, 2010	750,000		787,500
			16,423,875
Textiles/Apparel—1.2%
Levi Strauss & Co.,
Sr. Notes, 12.25%, 2012	1,400,000		1,459,500
Oxford Industries,
Sr. Notes, 8.875%, 2011	750,000	[a]	806,250
Perry Ellis International,
Sr. Sub. Notes, Ser. B, 8.875%, 2013	500,000		527,500
Phillips Van-Heusen:
Sr. Notes, 7.25%, 2011	500,000		518,750
Sr. Notes, 8.125%, 2013	1,500,000		1,601,250
			4,913,250
Utilities—4.4%
AES:
Sr. Notes, 7.75%, 2014	1,500,000		1,518,750
Sr. Notes, 9.5%, 2009	250,000		279,375
Allegheny Energy Supply:
Bonds, 8.25%, 2012	500,000	[a]	532,500
Notes, 7.8%, 2011	1,500,000		1,575,000
Dynegy,
Sr. Notes, 6.875%, 2011	1,250,000		1,168,750
Edison Mission Energy,
Sr. Notes, 7.73%, 2009	2,750,000		2,894,375
El Paso:
Notes, 7.75%, 2010	2,000,000		1,932,500
Sr. Notes, 7.875%, 2012	1,000,000		967,500
NRG Energy,
Sr. Secured Notes, 8%, 2013	1,500,000	[a]	1,582,500
Semco Energy,
Sr. Notes, 7.75%, 2013	1,000,000		1,055,000

The Fund 23

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Utilities (continued)
Southern Star Central,
Sr. Secured Notes, 8.5%, 2010	750,000	825,000
Tennessee Gas Pipeline,
Debs., 7.5%, 2017	1,500,000	1,546,875
Williams Cos.,
Notes, 7.625%, 2019	2,500,000	2,712,500
		18,590,625
Total Bonds and Notes
(cost $372,916,182)		384,313,773

Preferred Stocks—1.1%	Shares	Value ($)

Oil & Gas—.2%
Chesapeake Energy,
Cum. Conv., $ 1.03	1,000 [a]	1,043,750
Paper—.2%
Smurfit-Stone Container,
Ser. A, Cum. Conv., $ 1.75	40,000	1,005,000
Telecommunications—.5%
Crown Castle International,
Cum. Conv., $ 1.563	44,000	2,029,500
Utilities—.2%
Calpine Capital Trust:
Conv., $ 1.438	10,000	490,000
Cum. Conv., $ 1.375	5,000	240,000
		730,000
Total Preferred Stocks
(cost $4,235,578)		4,808,250

24

Other Investments—4.9%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money
Market Fund
(cost $20,568,000)	20,568,000 [d]	20,568,000

Total Investments (cost $397,719,760)	97.4%	409,690,023
Cash and Receivables (Net)	2.6%	11,011,175
Net Assets	100.0%	420,701,198

[a] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2004, these securities amounted to $82,199,438 or 19.5% of net assets.
[b] Variable rate security—interest rate subject to periodic change.
[c] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Health Care	6.6	Utilities	4.4
Gaming	5.9	Cable/Media	4.3
Money Market Investments	4.9	Chemicals/Plastics	4.2
Oil & Gas	4.7	Retail	4.2
Publishing	4.6	Other	44.6
Food & Beverages	4.5
Services	4.5		97.4

† Based on net assets.

See notes to financial statements.

The Fund 25

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2004

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			377,151,760	389,122,023
Affiliated issuers			20,568,000	20,568,000
Cash				4,627,480
Dividends and interest receivable				7,764,432
Receivable for shares of Common Stock subscribed				875,792
Receivable for investment securities sold				873,781
Prepaid expenses				12,883
				423,844,391

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				501,777
Payable for investment securities purchased				2,226,418
Payable for shares of Common Stock redeemed				282,010
Accrued expenses				132,988
				3,143,193

Net Assets ($)				420,701,198

Composition of Net Assets ($):
Paid-in capital				409,052,848
Accumulated undistributed investment income—net				2,469,620
Accumulated net realized gain (loss) on investments				(2,791,533)
Accumulated net unrealized appreciation
(depreciation) on investments				11,970,263

Net Assets ($)				420,701,198

Net Asset Value Per Share
	Class A	Class B	Class C	Class R

Net Assets ($)	184,674,496	69,572,625	155,188,688	11,265,389
Shares Outstanding	13,332,997	5,027,350	11,234,520	811,777

Net Asset Value Per Share ($)	13.85	13.84	13.81	13.88

See notes to financial statements.
26

STATEMENT OF OPERATIONS Year Ended August 31, 2004
Investment Income ($):
Income:
Interest	28,338,057
Cash dividends:
Unaffiliated issuers	239,648
Affiliated issuers	161,411
Total Income	28,739,116
Expenses:
Management fee—Note 3(a)	2,776,875
Distribution fees—Note 3(b)	1,278,422
Shareholder servicing costs—Note 3(c)	1,244,241
Registration fees	166,867
Professional fees	68,669
Prospectus and shareholders’ reports	42,358
Custodian fees—Note 3(c)	35,333
Directors’ fees and expenses—Note 3(d)	31,514
Miscellaneous	41,107
Total Expenses	5,685,386
Less—expense reimbursement from The Dreyfus Corporation
due to undertaking—Note 3(a)	(47,160)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(5,805)
Net Expenses	5,632,421
Investment Income—Net	23,106,695

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,721,640)
Net unrealized appreciation (depreciation) on investments	9,149,527
Net Realized and Unrealized Gain (Loss) on Investments	7,427,887
Net Increase in Net Assets Resulting from Operations	30,534,582

See notes to financial statements.
The Fund 27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2004	2003 [a]

Operations ($):
Investment income—net	23,106,695	3,696,450
Net realized gain (loss) on investments	(1,721,640)	(666,715)
Net unrealized appreciation
(depreciation) on investments	9,149,527	2,820,736
Net Increase (Decrease) in Net Assets
Resulting from Operations	30,534,582	5,850,471

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(11,324,959)	(1,359,110)
Class B shares	(3,695,052)	(481,034)
Class C shares	(7,348,141)	(708,104)
Class R shares	(285,877)	(3,797)
Total Dividends	(22,654,029)	(2,552,045)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	150,807,247	125,951,139
Class B shares	31,788,716	49,254,903
Class C shares	96,003,225	77,065,981
Class R shares	12,665,028	2,523,615
Dividends reinvested:
Class A shares	7,249,919	977,748
Class B shares	1,911,708	251,694
Class C shares	3,092,298	267,757
Class R shares	175,060	3,797
Cost of shares redeemed:
Class A shares	(94,524,848)	(10,930,411)
Class B shares	(11,251,572)	(4,807,298)
Class C shares	(22,441,129)	(2,120,050)
Class R shares	(3,840,027)	(552,281)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	171,635,625	237,886,594
Total Increase (Decrease) in Net Assets	179,516,178	241,185,020

Net Assets ($):
Beginning of Period	241,185,020	—
End of Period	420,701,198	241,185,020
Undistributed investment income—net	2,469,620	1,267,416

28

	Year Ended August 31,

	2004	2003 [a]

Capital Share Transactions:
Class A [b]
Shares sold	10,928,343	9,537,075
Shares issued for dividends reinvested	528,411	73,770
Shares redeemed	(6,914,083)	(820,519)
Net Increase (Decrease) in Shares Outstanding	4,542,671	8,790,326

Class B [b]
Shares sold	2,309,911	3,738,190
Shares issued for dividends reinvested	139,430	19,018
Shares redeemed	(817,624)	(361,575)
Net Increase (Decrease) in Shares Outstanding	1,631,717	3,395,633

Class C
Shares sold	6,967,475	5,824,305
Shares issued for dividends reinvested	225,871	20,231
Shares redeemed	(1,643,033)	(160,329)
Net Increase (Decrease) in Shares Outstanding	5,550,313	5,684,207

Class R
Shares sold	923,696	194,102
Shares issued for dividends reinvested	12,804	296
Shares redeemed	(277,359)	(41,762)
Net Increase (Decrease) in Shares Outstanding	659,141	152,636

a From January 31, 2003 (commencement of operations) to August 31, 2003. b During the period ended August 31, 2004, 39,315 Class B shares representing $540,340 were automatically converted to 39,303 Class A shares and during the period ended August 31, 2003, 10,447 Class B shares representing $138,184 were automatically converted to 10,446 Class A shares.

See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended August 31,

Class A Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.39	12.50
Investment Operations:
Investment income—net [b]	.92	.48
Net realized and unrealized
gain (loss) on investments	.45	.70
Total from Investment Operations	1.37	1.18
Distributions:
Dividends from investment income—net	(.91)	(.29)
Net asset value, end of period	13.85	13.39

Total Return (%) [c]	10.40	9.55[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18	1.33[e]
Ratio of net expenses to average net assets	1.16	1.25[e]
Ratio of net investment income
to average net assets	6.60	6.31[e]
Portfolio Turnover Rate	62.65	21.71[d]

Net Assets, end of period ($ x 1,000)	184,674	117,731

[a]	From January 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
[e]	Annualized.
See notes to financial statements.

30

	Year Ended August 31,

Class B Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.38	12.50
Investment Operations:
Investment income—net [b]	.84	.44
Net realized and unrealized
gain (loss) on investments	.45	.70
Total from Investment Operations	1.29	1.14
Distributions:
Dividends from investment income—net	(.83)	(.26)
Net asset value, end of period	13.84	13.38

Total Return (%) [c]	9.83	9.24[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72	1.88[e]
Ratio of net expenses to average net assets	1.71	1.75[e]
Ratio of net investment income
to average net assets	6.06	5.77[e]
Portfolio Turnover Rate	62.65	21.71[d]

Net Assets, end of period ($ x 1,000)	69,573	45,444

[a]	From January 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
[e]	Annualized.
See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS (continued)
	Year Ended August 31,

Class C Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.36	12.50
Investment Operations:
Investment income—net [b]	.81	.43
Net realized and unrealized
gain (loss) on investments	.45	.68
Total from Investment Operations	1.26	1.11
Distributions:
Dividends from investment income—net	(.81)	(.25)
Net asset value, end of period	13.81	13.36

Total Return (%) [c]	9.53	9.00[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96	2.11[e]
Ratio of net expenses to average net assets	1.94	2.00[e]
Ratio of net investment income
to average net assets	5.82	5.64[e]
Portfolio Turnover Rate	62.65	21.71[d]

Net Assets, end of period ($ x 1,000)	155,189	75,962

[a]	From January 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
[e]	Annualized.
See notes to financial statements.

32

	Year Ended August 31,

Class R Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.42	12.50
Investment Operations:
Investment income—net [b]	.94	.42
Net realized and unrealized
gain (loss) on investments	.46	.80
Total from Investment Operations	1.40	1.22
Distributions:
Dividends from investment income—net	(.94)	(.30)
Net asset value, end of period	13.88	13.42

Total Return (%)	10.75	9.80[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	1.35[d]
Ratio of net expenses to average net assets	.90	1.00[d]
Ratio of net investment income
to average net assets	6.92	6.11[d]
Portfolio Turnover Rate	62.65	21.71[c]

Net Assets, end of period ($ x 1,000)	11,265	2,048

[a]	From January 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
[d]	Annualized.
See notes to financial statements.

The Fund 33

NOTES TO FINANCIAL STATEMENTS

34

NOTE 1—Significant Accounting Policies:

Dreyfus Premier High Income Fund (the “fund”) is a separate diversified series of Dreyfus Bond Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is to maximize total return consistent with capital preservation and prudent risk management.The Dreyfus Corporation (“Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Shenkman Capital Management, Inc. (“Shenkman”) serves as the fund’s sub-investment adviser.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors.Other differences between the classes include the services offered to and the expenses borne by each class, the minimum initial investment and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S.Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the fund’s Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the fund’s Board of Directors, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors. The factors that may be consid-

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

ered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus as defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the fund on the ex-dividend date.The fund declares and pays dividends from investment income-net monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On August 31, 2004, the Board of Directors declared a cash dividend per share of $.080 for Class A, $.074 for Class B, $.071 for Class C and $.083 for Class R from undistributed investment income-net, payable

36

on September 1, 2004 (ex-dividend date) to shareholders of record as of the close of business on August 31, 2004.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,469,620, accumulated capital losses $591,715 and unrealized appreciation $11,479,642. In addition, the fund had $2,178,568 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits,if any,realized subsequent to August 31,2004. If not applied, the carryover expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2004 and August 31, 2003, respectively, were as follows:ordinary income $22,654,029 and $2,552,045.

During the period ended August 31, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for amortization of premiums, the fund increased accumulated undistributed investment income-net by $749,538, decreased net realized gain (loss) on investments by $386,032 and decreased paid-in capital by $363,506. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has undertaken from September 1, 2003 through January 1, 2004, to reduce the management fee paid by the fund or assume excess expenses of the fund, to the extent that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, Rule 12b-1 distribution fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $47,160 during the period ended August 31, 2004.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Shenkman, Dreyfus pays Shenkman a fee payable monthly at the annual rate of .30 of 1% of the value of the fund’s average daily net assets.

During the period ended August 31, 2004, the Distributor retained $151,207 from commissions earned on sales of the fund’s Class A shares, and $154,297 and $67,127 from contingent deferred sales charges on redemptions of the fund’s Class B and C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2004, Class B and Class C shares were charged $309,986 and $968,436, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of

38

their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2004, Class A, Class B and Class C shares were charged $436,225, $154,993 and $322,812, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer,Inc.,a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2004, the fund was charged $124,432 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement to provide custodial services for the fund. During the period ended August 31, 2004, the fund was charged $35,333 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $262,789, Rule 12b-1 distribution plan fees $126,666, shareholder services plan fees $85,216, custodian fees $4,356 and transfer agency per account fees $22,750.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by Dreyfus.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2004, amounted to $381,531,660 and $216,972,144, respectively.

At August 31, 2004, the cost of investments for federal income tax purposes was $398,210,381; accordingly, accumulated net unrealized appreciation on investments was $11,479,642, consisting of $13,461,790 gross unrealized appreciation and $1,982,148 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors,and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation,and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations

40

in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing.Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund 41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Premier High Income Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier High Income Fund (one of the funds comprising Dreyfus Bond Funds, Inc.) as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2004 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier High Income Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 14, 2004
42

IMPORTANT TAX INFORMATION (Unaudited)

The fund designates 0.95% of the ordinary dividends paid during the fiscal year ended August 31, 2004 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2005 of the percentage applicable to the preparation of their 2004 income tax return.

The Fund 43

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60) Chairman of the Board (1995) Principal Occupation During Past 5 Years: • Corporate Director and Trustee Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186 ———————

David W. Burke (68) Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee.

Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 83 ———————

William Hodding Carter III (69) Board Member (1988)

Principal Occupation During Past 5 Years:

• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-present)

Other Board Memberships and Affiliations:

  Independent Sector, Director
  The Century Foundation, Director
  The Enterprise Corporation of the Delta, Director
  Foundation of the Mid-South, Director

No. of Portfolios for which Board Member Serves: 11 ———————

Ehud Houminer (64) Board Member (1994)

Principal Occupation During Past 5 Years:

  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30 44

Richard C. Leone (64) Board Member (1976)
Principal Occupation During Past 5 Years:
  President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
No. of Portfolios for which Board Member Serves: 11
———————
Hans C. Mautner (66) Board Member (1978)
Principal Occupation During Past 5 Years:
  President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
  Director and Vice Chairman of Simon Property Group (1998-2003)
  Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
  Capital and Regional PLC, a British co-investing real estate asset manager, Director
  Member - Board of Managers of:
Mezzacappa Long/Short Fund LLC Mezzacappa Multi-Strategy Fund LLC Mezzacappa Multi-Strategy Plus Fund LLC
No. of Portfolios for which Board Member Serves: 11
———————
Robin A. Pringle (40) Board Member (1995)
Principal Occupation During Past 5 Years:
  Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organiza- tion that is leading the movement to connect America’s young people with caring adult mentors
No. of Portfolios for which Board Member Serves: 11
———————
John E. Zuccotti (67) Board Member (1977)

Principal Occupation During Past 5 Years:

• Chairman of Brookfield Financial Properties, Inc.

No. of Portfolios for which Board Member Serves: 11
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Fund 45

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	JOHN B. HAMMALIAN, Secretary since
March 2000.	March 2000.
Chairman of the Board, Chief Executive	Associate General Counsel of Dreyfus, and an
Officer and Chief Operating Officer of	officer of 37 investment companies (comprised
Dreyfus, and an officer of 97 investment	of 46 portfolios) managed by Dreyfus. He is 41
companies (comprised of 190 portfolios)	years old and has been an employee of Dreyfus
managed by Dreyfus. Mr. Canter also is a	since February 1991.

Board member and, where applicable, an	STEVEN F. NEWMAN, Assistant Secretary
Executive Committee Member of the other	since March 2000.
investment management subsidiaries of Mellon
Financial Corporation, each of which is an	Associate General Counsel and Assistant
affiliate of Dreyfus. He is 59 years old and has	Secretary of Dreyfus, and an officer of 98
been an employee of Dreyfus since May 1995.	investment companies (comprised of 206
portfolios) managed by Dreyfus. He is 55 years
STEPHEN R. BYERS, Executive Vice	old and has been an employee of Dreyfus since
President since November 2002.	July 1980.

Chief Investment Officer,Vice Chairman and a	MICHAEL A. ROSENBERG, Assistant
director of Dreyfus, and an officer of 97	Secretary since March 2000.
investment companies (comprised of 190
portfolios) managed by Dreyfus. Mr. Byers also	Associate General Counsel of Dreyfus, and an
is an officer, director or an Executive	officer of 95 investment companies (comprised
Committee Member of certain other	of 199 portfolios) managed by Dreyfus. He is
investment management subsidiaries of Mellon	44 years old and has been an employee of
Financial Corporation, each of which is an	Dreyfus since October 1991.
affiliate of Dreyfus. He is 50 years old and has	JAMES WINDELS, Treasurer since
been an employee of Dreyfus since January	November 2001.
2000. Prior to joining Dreyfus, he served as an
Executive Vice President-Capital Markets,	Director – Mutual Fund Accounting of
Chief Financial Officer and Treasurer at	Dreyfus, and an officer of 98 investment
Gruntal & Co., L.L.C.	companies (comprised of 206 portfolios)
managed by Dreyfus. He is 45 years old and
MARK N. JACOBS, Vice President since	has been an employee of Dreyfus since April
March 2000.	1985.
Executive Vice President, Secretary and
General Counsel of Dreyfus, and an officer of
98 investment companies (comprised of 206
portfolios) managed by Dreyfus. He is 58 years
old and has been an employee of Dreyfus since
June 1977.

46

GREGORY S. GRUBER, Assistant	WILLIAM GERMENIS, Anti-Money
Treasurer since March 2000.	Laundering Compliance Officer since
Senior Accounting Manager – Municipal Bond	October 2002.
Funds of Dreyfus, and an officer of 30	Vice President and Anti-Money Laundering
investment companies (comprised of 59	Compliance Officer of the Distributor, and the
portfolios) managed by Dreyfus. He is 45 years	Anti-Money Laundering Compliance Officer
old and has been an employee of Dreyfus since	of 93 investment companies (comprised of 201
August 1981.	portfolios) managed by Dreyfus. He is 33 years

ERIK D. NAVILOFF, Assistant Treasurer	old and has been an employee of the
since January 2003.	Distributor since October 1998.
Senior Accounting Manager – Taxable Fixed
Income Funds of Dreyfus, and an officer of 19
investment companies (comprised of 74
portfolios) managed by Dreyfus. He is 36 years
old and has been an employee of Dreyfus since
November 1992.

KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of Dreyfus, and an
officer of 98 investment companies (comprised
of 206 portfolios) managed by Dreyfus. He is
50 years old and has been an employee of
Dreyfus since June 1993.

The Fund 47

NOTES

For More Information

Dreyfus Premier	Custodian

High Income Fund
Mellon Bank, N.A.
200 Park Avenue
One Mellon Bank Center
New York, NY 10166
Pittsburgh, PA 15258

Investment Adviser	Transfer Agent &

The Dreyfus Corporation	Dividend Disbursing Agent

200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue

Sub-Investment Adviser	New York, NY 10166

Shenkman Capital Management, Inc.	Distributor

461 Fifth Avenue
Dreyfus Service Corporation
New York, NY 10017
200 Park Avenue

New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

© 2004 Dreyfus Service Corporation

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Richard C. Leone, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the
"SEC"). Mr. Leone is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees.	The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the
Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $ 64,400 in 2003 and $ 67,620 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $ 4,500 in 2003 and $ 4,500 in 2004. These services consisted of security counts required by Rule 17f-2 under the Investment Company
Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the
Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $ 85,000 in 2003 and $ 218, 500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $ 4,432 in 2003 and $ 7,659 in 2004. [These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.]

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $ -0- in 2003 and $ -0- in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $_-0-_ in 2003 and $_-0-_in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $_-0- in 2003 and $ -0- in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $ 78, 250 in 2003 and $557,202 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 9.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the

Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11.	Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS BOND FUNDS, INC.
By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	October 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	October 28, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	October 28, 2004

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)